UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496

Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On June 24, 2022, United Rentals, Inc. (the “Company”), United Rentals (North America), Inc. (“URNA”) and United Rentals Receivables LLC II (the “SPV”) entered into Amendment No. 14 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 8 to Third Amended and Restated Purchase and Contribution Agreement (the “Amendment”), by and among URNA, as Originator, the SPV, as Seller, the Company, as Collection Agent, Liberty Street Funding LLC, as a Purchaser (“Liberty”), Gotham Funding Corporation, as a Purchaser (“Gotham”) and GTA Funding LLC, as a Purchaser (“GTA”, and together with Liberty and Gotham, the “Purchasers”), The Bank of Nova Scotia, as a Bank, as Administrative Agent and as the Purchaser Agent for Liberty (“Scotia Capital” and the “Administrative Agent”), PNC Bank, National Association, as a Bank and as the Purchaser Agent for itself (“PNC”), Truist Bank (successor by merger to SunTrust Bank), as a Bank and as the Purchaser Agent for itself (“Truist”), MUFG Bank, Ltd., as a Bank and as the Purchaser Agent for Gotham (“MUFG”), and The Toronto-Dominion Bank, as a Bank and as the Purchaser Agent for GTA (“TD” and, together with Scotia Capital, PNC, Truist and MUFG, the “Banks” and the “Purchaser Agents”), entered into with respect to (i) the Third Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2012 (as amended by the Assignment and Acceptance Agreement and Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2013, Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, Amendment No. 3 to Third Amended and Restated Receivables Purchase Agreement, dated as of September 18, 2014, the Assignment and Acceptance Agreement and Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015, the Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, the Assignment and Acceptance Agreement and Amendment No. 6 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 4 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 29, 2017, Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement, dated as of December 1, 2017, Amendment No. 8 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 5 to Third Amended and Restated Purchase and Contribution Agreement, dated as of June 29, 2018, Amendment No. 9 to Third Amended and Restated Receivables Purchase Agreement, dated as of December 31, 2018, Assignment and Acceptance Agreement and Amendment No. 10 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 6 to Third Amendment and Restated Purchase and Contribution Agreement, dated as of June 28, 2019, Amendment No. 11 to Third Amended and Restated Receivables Purchase Agreement, dated as of April 27, 2020, Amendment No. 12 to Third Amended and Restated Receivables Purchase Agreement, dated as of June 26, 2020, Amendment No. 13 to Third Amended and Restated Receivables Purchase Agreement, dated as of June 25, 2021, and the Amendment, the “Receivables Purchase Agreement”) and (ii) the Third Amended and Restated Purchase and Contribution Agreement, dated as of September 24, 2012 (as amended by Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, the Assignment and Acceptance Agreement and Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015, the Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, the Assignment and Acceptance Agreement and Amendment No. 6 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 4 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 29, 2017, Amendment No. 8 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 5 to Third Amended and Restated Purchase and Contribution Agreement, dated as of June 29, 2018, Assignment and Acceptance Agreement and Amendment No. 10 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 6 to Third Amended and Restated Purchase and Contribution Agreement, dated as of June 28, 2019, Amendment No. 7 to Third Amended and Restated Purchase and Contribution Agreement, dated as of June 26, 2020, and the Amendment, the “Contribution Agreement”).  All capitalized terms not defined herein shall have the meanings assigned to them in the Amendment or the Receivables Purchase Agreement, as applicable.

Pursuant to the Amendment, the expiration date of the facility (as amended, the “Amended A/R Facility”) was extended until June 24, 2024 and may be further extended on a 364-day basis by mutual agreement of the Company and the purchasers under the Amended A/R Facility. The Amendment also provides for the addition of GTA as a Purchaser and the appointment of TD as Purchaser Agent for GTA under the Receivables Purchase Agreement. Advances under the Amended A/R Facility will continue to be reflected as debt on our condensed consolidated balance sheets and receivables in the collateral pool will be reflected as assets on our consolidated balance sheets. Additionally, the Purchase Limit for the Amended A/R Facility and the aggregate commitments of the Banks under the Amended A/R Facility were increased from $900,000,000 to $1,100,000,000. The Amendment also effected a transition of the benchmark interest rate from the London interbank offered rate (“LIBOR”) to the forward-looking term rate based on the secured overnight financing rate (“Term SOFR”), by replacing LIBOR with Term SOFR for one month interest periods, plus a fixed credit spread adjustment of 10 basis points.

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Pursuant to the terms of the Amended A/R Facility, advances will continue to be permitted only to the extent that the face amount of the eligible receivables in the collateral pool exceeds the outstanding loans by a specified amount. The Amended A/R Facility will also continue to be structured so that the receivables in the collateral pool are the lenders’ only source of repayment. Upon early termination of the Amended A/R Facility, no new amounts will be advanced under the Amended A/R Facility and collections on the receivables securing the Amended A/R Facility will be used to repay the outstanding advances. The Amended A/R Facility is subject to standard termination events including, without limitation, a change of control of the Company or URNA, a failure to make payments, a failure to comply with standard default, delinquency, dilution and days sales outstanding covenants, or breach of the financial ratio covenant under URNA’s credit facility.

In connection with the Amended A/R Facility, URNA also entered into a separate uncommitted repurchase facility (the “Repurchase Facility”) pursuant to which it may obtain short-term financing in an amount up to $100,000,000, secured by a subordinated note issued by the SPV to URNA. Any such repurchase transaction will have a one-month maturity unless terminated earlier as a result of a termination event under the Amended A/R Facility or the occurrence of any other event of default under the Repurchase Facility. The Company will guarantee the obligations of URNA under the Repurchase Facility.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, as well as the Receivables Purchase Agreement and the Contribution Agreement, as amended. In connection with the Amendment, the Company confirmed its performance undertaking originally given in May 2005 in connection with the initial establishment of the securitization facility, as amended and restated in September 2012 in connection with an amendment and restatement of the securitization facility.

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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the first paragraph of Item 1.01 of this Report is incorporated by reference under this Item.

Item 9.01.  Financial Statements and Exhibits.

10.1	Amendment No. 14 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 8 to Third Amended and Restated Purchase and Contribution Agreement, dated as of June 24, 2022, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, GTA Funding LLC, The Bank of Nova Scotia, PNC Bank, National Association, Truist Bank, National Association, MUFG Bank, Ltd., and The Toronto-Dominion Bank.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2022

UNITED RENTALS, INC.

By:	/s/ Joli L. Gross
	Name:	Joli L. Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli L. Gross
	Name:	Joli L. Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 14 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 8 to Third Amended and Restated Purchase and Contribution Agreement, dated as of June 24, 2022, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, GTA Funding LLC, The Bank of Nova Scotia, PNC Bank, National Association, Truist Bank, National Association, MUFG Bank, Ltd., and The Toronto-Dominion Bank.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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